Exhibit 99.2 Q2 2019 Earnings Presentation July 31, 2019

Q2 2019 Earnings Call Agenda I. Introduction Crystal Gordon, SVP, General Counsel and CAO II. Operational Highlights Chris Bradshaw, President and CEO III. Financial Review Jennifer Whalen, SVP and CFO IV. Concluding Remarks Chris Bradshaw, President and CEO V. Questions & Answers 2

Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements.” Forward-looking statements give the Company’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Such risks, uncertainties and other important factors include, among others, the Company’s dependence on, and the cyclical and volatile nature of, offshore oil and gas exploration, development and production activity, and the impact of general economic conditions and fluctuations in worldwide prices of and demand for oil and natural gas on such activity levels; the Company’s reliance on a limited number of customers and the reduction of its customer base resulting from bankruptcies or consolidation; risks that the Company’s customers reduce or cancel contracted services or tender processes or obtain comparable services through other forms of transportation; dependence on U.S. government agency contracts that are subject to budget appropriations; cost savings initiatives implemented by the Company’s customers; risks inherent in operating helicopters; the Company’s ability to maintain an acceptable safety record and level of reliability; the impact of increased U.S. and foreign government regulation and legislation, including potential government implemented moratoriums on drilling activities; the impact of a grounding of all or a portion of the Company’s fleet for extended periods of time or indefinitely on the Company’s business, including its operations and ability to service customers, results of operations or financial condition and/or the market value of the affected helicopter (s); the Company’s ability to successfully expand into other geographic and aviation service markets; risks associated with political instability, governmental action, war, acts of terrorism, trade policies and changes in the economic condition in any foreign country where the Company does business, which may result in expropriation, nationalization, confiscation or deprivation of the Company’s assets or result in claims of a force majeure situation; the impact of declines in the global economy and financial markets; the impact of fluctuations in foreign currency exchange rates on the Company’s asset values and cost to purchase helicopters, spare parts and related services; risks related to investing in new lines of aviation service without realizing the expected benefits; risks of engaging in competitive processes or expending significant resources for strategic opportunities, with no guaranty of recoupment; the Company’s reliance on a small number of helicopter manufacturers and suppliers; the Company’s ongoing need to replace aging helicopters; the Company’s reliance on the secondary helicopter market to dispose of used helicopters and parts; the Company’s reliance on information technology and potential harm from cyber-security incidents; the impact of allocation of risk between the Company and its customers; the liability, legal fees and costs in connection with providing emergency response services; adverse weather conditions and seasonality; risks associated with the Company’s debt structure; the Company’s counterparty credit risk exposure; the impact of operational and financial difficulties of the Company’s joint ventures and partners and the risks associated with identifying and securing joint venture partners when needed; conflict with the other owners of the Company’s non-wholly owned subsidiaries and other equity investees; adverse results of legal proceedings, significant increases in costs; the Company’s ability to obtain insurance coverage and the adequacy and availability of such coverage; the possibility of labor problems; the attraction and retention of qualified personnel; restrictions on the amount of foreign ownership of the Company’s common stock; and various other matters and factors, many of which are beyond the Company’s control. In addition, these statements constitute Era Group's cautionary statements under the Private Securities Litigation Reform Act of 1995. It is not possible to predict or identify all such factors. Consequently, the foregoing should not be considered a complete discussion of all potential risks or uncertainties. The words "estimate," "project," "intend," "believe," "plan" and similar expressions are intended to identify forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. Era Group disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in Era Group's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. 3

Non-GAAP Financial Measures Reconciliation This presentation includes EBITDA and Adjusted EBITDA as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest (includes interest income and interest expense), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for special items that occurred during the reporting period. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, nor as a substitute for analysis of the Company’s results as reported under GAAP. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. The Company also presents net debt, which is a non-GAAP measure, defined as total principal balance on borrowings less cash and cash equivalents, including escrow balances. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. A reconciliation of EBITDA, Adjusted EBITDA, Adjusted EBITDA further adjusted to exclude gains on asset dispositions, and net debt is included in this presentation. This presentation also includes the Company’s interest coverage ratio and senior secured leverage ratio.  The interest coverage ratio is the ratio for the most recently ended four consecutive fiscal quarters of EBITDA (as defined in the Company’s credit facility) less dividends and distributions and the amount of any cash proceeds received from the sale of assets included in EBITDA divided by interest expense.  The senior secured leverage ratio is calculated by dividing senior secured debt (as defined in the Company’s credit facility) by EBITDA.  Neither the interest coverage ratio nor the senior secured leverage ratio is a measure of operating performance or liquidity defined by GAAP and may not be comparable to similarly titled measures presented by other companies. EBITDA is calculated differently under the Company’s credit facility (as amended) than as presented elsewhere in this presentation. Free Cash Flow represents our net cash provided by operating activities plus proceeds from disposition of property and equipment, less expenditures related to purchases of property and equipment. Adjusted Free Cash Flow is Free Cash Flow adjusted to exclude professional services fees paid in respect of litigation settled in the third quarter of 2018 and the proceeds on settlement of that litigation.  Management believes that the use of Adjusted Free Cash Flow is meaningful as it measures the Company’s ability to generate cash from its business after excluding cash payments for special items. Management uses this information as an analytical indicator to assess the Company’s liquidity and performance.  However, investors should note numerous methods may exist for calculating a company's free cash flow. As a result, the method used by  management to calculate Adjusted Free Cash Flow may differ from the methods used by other companies to calculate their free cash flow. 4

Safety Update and Financial Flexibility • Era achieved its dual goals of ZERO air accidents and ZERO recordable workplace incidents YTD 2019 – ZERO air accidents in trailing three year period – Over 675 consecutive days without a recordable workplace incident • Total available liquidity as of June 30, 2019 was approximately $213 million – Over $88 million in cash balances – $124 million of remaining availability under the Company’s credit facility • Net debt of $75 million as of June 30, 2019 • Continue to prioritize the protection of the Company’s strong balance sheet – Limited debt maturities prior to 2022 – Manageable fixed charge obligations ($4 million in Q2) • All of the Company's unfunded capital commitments may be canceled without further liability other than forfeiture of previously paid deposits of $2 million • In early July 2019, Era sold three light twin helicopters and one hangar facility for cash proceeds of $7.3 million, resulting in net gains of $0.8 million 5

Free Cash Flow Profile and Capital Allocation Update • Era generated $7.3 million of free cash flow in the first six months of 2019 – Continues track record of positive free cash flow since 2015 • From June 1 through July 26, 2019, the Company repurchased approximately 1.0 million ERA shares for gross consideration of $7.6 million – Average purchase price of $7.72 per share – Represents approximately 5% of the previously outstanding unrestricted ERA shares • During Q2 2019, the Company repurchased $0.7 million of its 7.75% senior unsecured notes at par Free Cash Flow Yield(1) Adjusted Free Cash Flow Yield(1) % 39.2% % 28.0% 25.2% 25.2% 23.1% 25.2% 23.1% 9.6% 9.6% 6.7% 6.0% 5.1% 5.1% 5.1% 6.0% 2015 2016 2017 2018 LTM Note: Yield calculated as percentage of equity market capitalization on July 26, 2019. See page 16 for calculations of Free Cash Flow and Adjusted Free Cash Flow 6

Q2 2019 Highlights – Sequential Quarter Comparison • Revenues were $4.2 million higher than Q1 2019 Revenues ($000s) – Primarily due to the commencement of new dry- leasing and emergency response services contracts $75,000 and higher utilization in oil and gas operations 55,480 • Operating expenses were $2.1 million higher primarily due 51,293 to increased personnel, repairs and maintenance and other $50,000 operating costs • G&A expenses were consistent with Q1 2019 $25,000 • Gain of $10.9 million on the sale of the Company's Dart Holding Company Ltd. ("Dart") joint venture in Q2 2019 $0 Q1 2019 Q2 2019 • Net income to Era Group of $4.9 million in Q2 2019 • Adjusted EBITDA increased by $2.5 million Adjusted EBITDA ($000s) • Adjusted EBITDA excludes special items: – Equity earnings, including the gain on sale of the Dart $10,000 joint venture, of $10.9 million in Q2 2019 7,958 – Loss on sale of corporate securities of $0.6 million in Q2 2019 5,461 – Equity losses from Dart of $1.0 million in Q1 2019 $5,000 $0 Q1 2019 Q2 2019 7

Q2 2019 Highlights – Calendar Quarter Comparison • Revenues were $2.2 million lower than Q2 2018 Revenues ($000s) – Primarily due to lower utilization in U.S. oil and gas operations $75,000 – Partially offset by higher utilization in international oil 57,728 55,480 and gas operations and the commencement of new dry-leasing and emergency response services $50,000 contracts • Operating expenses were $1.5 million lower primarily due $25,000 to decreases in repairs and maintenance costs • G&A expenses were $5.9 million lower due to the absence $0 Q2 2018 Q2 2019 of professional services fees related to litigation that has now been settled • Net income to Era Group of $4.9 million in Q2 2019 Adjusted EBITDA ($000s) • Adjusted EBITDA increased by $1.3 million • Adjusted EBITDA excludes special items: $10,000 7,958 – Equity earnings, including the gain on sale of the Dart 6,678 joint venture, of $10.9 million in Q2 2019 – Loss on sale of corporate securities of $0.6 million in $5,000 Q2 2019 – Non-routine professional services fees of $7.1 million in Q2 2018 – Equity earnings of $0.7 million in Q2 2018 $0 Q2 2018 Q2 2019 8

Appendix

Fleet Overview Average Helicopters Age Heavy: S92 4 3 H225 1 11 AW189 4 3 Total Heavy 9 Medium: AW139 36 9 S76 C+/C++ 5 12 B212 5 40 Total Medium 46 Light – twin engine: A109 7 13 EC135 (1) 13 11 BO-105 3 30 Total Light – twin engine 23 Light – single engine: A119 13 12 AS350 17 21 Total Light – single engine 30 Total Helicopters(1) 108 14 Note: Fleet presented as of 6/30/2019. Era owns and controls all of its helicopters (1) Three EC135 helicopters were sold in July 2019. Pro forma for the sale, Era owns ten EC135s and 105 helicopters in total 10

Healthy Leverage Metrics and Liquidity June 30, 2019 ($000s) Cash and cash equivalents $ 88,430 • As of June 30, 2019, Era had over $88 million in Credit facility $ — cash balances and $124 million of remaining Promissory notes 19,148 availability under the credit facility for total liquidity Total secured debt 19,148 of approximately $213 million – No outstanding borrowings under the revolving 7.750% Senior Notes 144,088 credit facility Other 196 – The Company repurchased $0.7 million of its Total debt $ 163,432 7.75% Senior Unsecured Notes at par in Q2 Net debt $ 75,002 Shareholders' equity $ 458,662 Total capitalization $ 622,094 Credit Metrics: (a) Senior secured debt / LTM EBITDA 0.5X LTM EBITDA / Interest expense 2.8X Total debt / Total capitalization 26% Net debt / Net capitalization 14% Available under credit facility $ 124,282 (a) These are non-GAAP measures. The senior secured leverage and interest coverage ratios are calculated as per the Company’s credit facility. Net debt / Net capitalization is calculated as total principal balance on borrowings less cash and cash equivalents / total capitalization less cash and cash equivalents. 11

Operating Revenues and Flight Hours by Line of Service Three Months Ended Revenue ($000s) 30-Jun-18 30-Sep-18 31-Dec-18 31-Mar-19 30-Jun-19 (a) Oil and gas: U.S. $ 37,771 $ 35,473 $ 33,876 $ 32,466 $ 33,270 International 14,160 13,665 13,357 13,616 14,499 Total oil and gas $ 51,931 $ 49,138 $ 47,233 $ 46,082 $ 47,769 Dry-leasing 3,256 2,716 2,938 3,463 4,287 Emergency response 2,541 2,756 1,845 1,748 3,424 $ 57,728 $ 54,610 $ 52,016 $ 51,293 $ 55,480 Three Months Ended Flight Hours (b) 30-Jun-18 30-Sep-18 31-Dec-18 31-Mar-19 30-Jun-19 Oil and gas:(a) U.S. 6,991 6,132 5,235 5,101 5,689 International 2,185 2,288 2,410 2,224 2,548 Total oil and gas 9,176 8,420 7,645 7,325 8,237 Emergency response 95 108 90 76 90 9,271 8,528 7,735 7,401 8,327 (a) Primarily oil and gas services, but also includes revenues and flight hours from utility services, such as firefighting (b) Does not include hours flown by helicopters in our dry-leasing line of service 12

Quarterly Reconciliation of Non-GAAP Financial Measures Quarterly Historical EBITDA and Adjusted EBITDA ($ thousands) 30-Jun-18 30-Sep-18 31-Dec-18 31-Mar-19 30-Jun-19 Net Income (Loss) $ (10,516) $ 31,279 $ (5,948) $ (6,085) $ 4,874 Depreciation 10,116 9,541 9,530 9,450 9,520 Interest income (346) (732) (818) (752) (934) Interest expense 3,521 3,549 3,485 3,461 3,432 Income tax expense (benefit) (2,574) 7,861 (1,609) (1,588) 1,394 EBITDA $ 201 $ 51,498 $ 4,640 $ 4,486 $ 18,286 Special items 6,477 (42,285) 362 975 (10,328) Adjusted EBITDA $ 6,678 $ 9,213 $ 5,002 $ 5,461 $ 7,958 Losses (gains) on asset dispositions, net 1,997 148 694 124 68 Adjusted EBITDA excluding gains $ 8,675 $ 9,361 $ 5,696 $ 5,585 $ 8,026 Note: See page 15 of this presentation for a discussion of Special Items 13

Historical Financial Highlights Six Months Ended Fiscal Year June 30th ($ millions) 2014 2015 2016 2017 2018 2018 2019 Revenue $ 331.2 $ 281.8 $ 247.2 $ 231.3 $ 221.7 $ 115.1 $ 106.8 Operating expenses 204.4 171.5 169.9 167.4 151.5 78.0 75.5 G&A 44.0 42.8 36.2 42.1 45.1 26.9 17.8 Depreciation 46.3 47.3 49.3 45.7 39.5 20.5 19.0 Gain (losses) on asset dispositions 6.1 6.0 4.8 4.5 1.6 2.4 (0.2) Goodwill impairment — (1.9) — — — — — Litigation settlement proceeds — — — — 42.0 — — Loss on impairment — — — (117.0) (1.0) — — Operating income (loss) 42.7 24.3 (3.4) (136.4) 28.1 (7.9) (5.7) Other income (expense): Interest income 0.5 1.2 0.7 0.8 2.0 0.5 1.7 Interest expense (14.8) (13.5) (17.3) (16.8) (15.1) (8.1) (6.9) Derivative gains (losses) (0.9) — — — — — — Loss on sale of investment — — — — — — (0.6) Foreign currency gains (losses) (2.4) (2.6) 0.1 (0.2) (1.0) (1.0) 0.1 Gain on debt extinguishment — 1.6 0.5 — 0.2 0.2 — Gain on sale of FBO — 12.9 — — — — — Note receivable impairment (2.5) — — — — — — (20.0) (0.3) (16.0) (16.2) (13.9) (8.4) (5.7) Income (loss) before taxes and equity earnings 22.6 24.0 (19.4) (152.7) 14.2 (16.3) (11.4) Income tax expense (benefit) 8.3 14.1 (3.4) (122.7) 2.9 (3.3) (0.2) Income (Loss) before Equity Earnings 14.4 9.8 (16.0) (30.0) 11.3 (13.0) (11.2) Equity earnings (losses) 2.7 (1.9) 1.1 1.4 2.2 1.1 9.9 Net income (loss) $ 17 $ 7.9 $ (14.9) $ (28.6) $ 13.5 $ (11.9) $ (1.2) Net loss attributable to NCI in subsidiary 0.1 0.8 6.9 0.5 0.5 0.3 0.2 Net income (loss) attributable to Era Group $ 17.1 $ 8.7 $ (8.0) $ (28.1) $ 13.9 $ (11.6) $ (1.0) Adjusted EBITDA (a) $ 88.1 $ 70.9 $ 46.0 $ 34.3 $ 36.8 $ 22.6 $ 13.4 Adjusted EBITDA excluding gains (a) $ 82.0 $ 65.0 $ 41.2 $ 29.8 $ 35.3 $ 20.2 $ 13.6 (a) Adjusted EBITDA is a non-GAAP measure. See next page for Adjusted EBITDA reconciliation to Net Income (Loss) 14

Reconciliation of Non-GAAP Financial Measures • Adjusted EBITDA reflects special items: – Executive severance adjustments of $2.5 million and $0.6 million in 2014 and 2017, respectively – A pre-tax impairment charge of $2.5 million in 2014 representing a reserve against a note receivable – A pre-tax gain of $12.9 million on the sale of the Company’s FBO in Alaska in 2015 – A pre-tax charge of $1.9 million on the impairment of goodwill in 2015 – Net pre-tax gains of $1.6 million and $0.5 million on the extinguishment of debt due to the repurchase of a portion of the 7.75% Senior Notes in 2015 and 2016, respectively, and a loss of less than $0.1 million in Q2 2019 – Pre-tax impairment charges of $117.0 million and $1.0 million primarily related to the impairment of the Company’s H225 model helicopters in 2017 and 2018, respectively – Adjustments of $2.0 million related to accounting for a tax program in Brazil and other non-cash accounting adjustments of $0.2 million in 2017 – A gain on the extinguishment of debt related to a previously settled tax dispute in Brazil of $0.2 million in Q1 2018 – Non-routine litigation expenses related to the H225 helicopters of $5.5 million, $3.9 million, $7.1 million, and $0.2 million, in 2017, Q1 2018, Q2 2018, and Q3 2018, respectively – In the three months ended September 30, 2018, $42.0 million in litigation settlement proceeds – A $0.6 million loss on the sale of corporate securities in Q2 2019 – Equity earnings (losses) of $2.7 million, ($1.9 million), $1.1 million, $1.4 million, $0.4 million, $0.7 million, $0.5 million, $0.6 million, ($1.0 million) and $10.9 million in 2014, 2015, 2016, 2017, Q1 2018, Q2 2018, Q3 2018, Q4 2018, Q1 2019 and Q2 2019, respectively. Historical EBITDA and Adjusted EBITDA 6 Mos. Ended Fiscal Year June 30, ($ thousands) 2014 2015 2016 2017 2018 2018 2019 Net income (loss) $ 17,021 $ 7,899 $ (14,910) $ (28,615) $ 13,458 $ (11,872) $ (1,211) Depreciation 46,312 47,337 49,315 45,736 39,541 20,470 18,970 Interest income (540) (1,191) (741) (760) (2,042) (492) (1,686) Interest expense 14,778 13,526 17,325 16,763 15,131 8,097 6,893 Income tax expense (benefit) 8,285 14,117 (3,357) (122,665) 2,940 (3,312) (194) EBITDA $ 85,856 $ 81,688 $ 47,632 $ (89.541) $ 69,028 $ 12,891 $ 22,772 Special items 2,244 (10,754) (1,610) 123,865 (32,208) 9,715 (9,353) Adjusted EBITDA $ 88,100 $ 70,934 $ 46,022 $ 34,324 $ 36,820 $ 22,606 13,419 Losses (gains) on asset dispositions, net (6,101) (5,953) (4,787) (4,507) (1,575) (2,417) 192 Adjusted EBITDA excluding gains $ 81,999 $ 64,981 $ 41,235 $ 29,817 $ 35,245 $ 20,189 $ 13,611 15

Reconciliation of Free Cash Flow and Free Cash Flow Yields ($ thousands) 2015 2016 2017 2018 LTM Net cash provided by operating activities $ 44,456 $ 58,504 $ 20,096 $ 54,354 $ 59,066 Plus: Proceeds from disposition of property and equipment 25,328 28,609 9,392 29,590 93 Less: Purchases of property and equipment (60,050) (39,200) (16,770) (9,216) (5,838) Free Cash Flow $ 9,734 $ 47,913 $ 12,718 $ 74,728 $ 53,321 Plus: Non-routine litigation expenses — — 5,473 11,182 180 Less: Litigation settlement proceeds — — — (42,000) (42,000) Adjusted Free Cash Flow $ 9,734 $ 47,913 $ 18,191 $ 43,910 $ 11,501 Free Cash Flow yield 5.1% 25.2% 6.7% 39.2% 28.0% Adjusted Free Cash Flow yield 5.1% 25.2% 9.6% 23.1% 6.0% ERA equity market capitalization (in $mm; as of 7/26/2019) $ 190 Note: Yield calculated as percentage of equity market capitalization on July 26, 2019 16